SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 31, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                      0-50467               52-2413926
----------------------------           ----------           -------------
(State or other jurisdiction           (File No.)           (IRS Employer
 of incorporation)                                       Identification Number)

310 North Avenue East, Cranford, New Jersey                07016
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01 Other Events
          ------------

         On August 31, 2004, Synergy Financial Group, Inc. (the "Company") reconvened and held its 2004 Annual Meeting of Stockholders, which was previously temporarily adjourned to permit the solicitation of additional proxies. At the meeting, David H. Gibbons, Jr., Paul T. LaCorte and Albert N. Stender were reelected as directors of the Company. Stockholders also ratified the appointment of Grant Thornton LLC as the Company's independent auditor for the fiscal year ending December 31, 2004 and approved the Company's 2004 Stock Option Plan and its 2004 Restricted Stock Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SYNERGY FINANCIAL GROUP, INC.



Date: August 31, 2004                By:      /s/Kevin A. Wenthen
                                              --------------------------------
                                              Kevin A. Wenthen
                                              Senior Vice President
                                              and Chief Administrative Officer